                                                                 EXHIBIT (a)(38)

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

     AMERICAN CENTURY MUTUAL FUNDS, INC., a Maryland corporation whose principal
Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST:  The  Corporation  is  registered  as an open-end  company under the
Investment Company Act of 1940.

     SECOND: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of Directors of the  Corporation  has  increased in some cases and  decreased  in some  cases the  number of shares of  capital  stock of certain series that the  Corporation  has authority to issue in accordance  with
Section 2-105(c) of the Maryland General Corporation Law (the "Reallocation").

     THIRD:  Immediately  prior  to the  Reallocation  the  Corporation  had the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock. Following the Reallocation,  the Corporation has the authority to issue  Eleven  Billion One Hundred  Million  (11,100,000,000)  shares of capital stock.

     FOURTH:  The par value of shares of the Corporation's  capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

     FIFTH:  Immediately prior to the  Reallocation,  the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred
Eleven Million Dollars ($111,000,000).  After giving effect to the Reallocation, the  aggregate  par  value of all  shares  of  stock  that  the  Corporation  is authorized to issue is One Hundred Eleven Million Dollars ($111,000,000).

     SIXTH:  Immediately prior to the Reallocation,  the eighteen (18) Series of stock of the  Corporation  and the number of shares and  aggregate  par value of each was as follows:

SERIES                            NO. OF SHARES            AGGREGATE PAR VALUE
------                            -------------            -------------------
Growth Fund                       1,310,000,000                    $13,100,000
Select Fund                         515,000,000                      5,150,000
Ultra Fund                        3,950,000,000                     39,500,000
Vista Fund                        1,200,000,000                     12,000,000
Heritage Fund                       640,000,000                      6,400,000
Giftrust Fund                       200,000,000                      2,000,000
Balanced Fund                       265,000,000                      2,650,000
New Opportunities Fund              300,000,000                      3,000,000
Capital Value Fund                  265,000,000                      2,650,000
Veedot Fund                         300,000,000                      3,000,000
Capital Growth Fund                 710,000,000                      7,100,000
New Opportunities II Fund           375,000,000                      3,750,000
Fundamental Equity Fund             460,000,000                      4,600,000
Focused Growth Fund                 100,000,000                      1,000,000
Small Cap Growth Fund               155,000,000                      1,550,000
Mid Cap Growth Fund                 155,000,000                      1,550,000
NT Growth Fund                      100,000,000                      1,000,000
NT Vista Fund                       100,000,000                      1,000,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

     SEVENTH:  Immediately prior to the  Reallocation,  the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:

                                                                      AGGREGATE
SERIES NAME                  CLASS NAME         NO. OF SHARES         PAR VALUE
-----------                  ----------         -------------        ----------

Growth Fund                  Investor             800,000,000        $8,000,000
                             Institutional        150,000,000         1,500,000
                             Advisor              210,000,000         2,100,000
                             R                     50,000,000           500,000
                             C                    100,000,000         1,000,000

Select Fund                  Investor             300,000,000         3,000,000
                             Institutional         40,000,000           400,000
                             A                     75,000,000           750,000
                             B                     25,000,000           250,000
                             C                     25,000,000           250,000
                             R                     50,000,000           500,000

Ultra Fund                   Investor           3,500,000,000        35,000,000
                             Institutional        200,000,000         2,000,000
                             A                    100,000,000         1,000,000
                             R                     50,000,000           500,000
                             C                     50,000,000           500,000
                             B                     50,000,000           500,000

Vista Fund                   Investor             800,000,000         8,000,000
                             Institutional         80,000,000           800,000
                             Advisor              210,000,000         2,100,000
                             C                    100,000,000         1,000,000
                             R                     10,000,000           100,000

Heritage Fund                Investor             400,000,000         4,000,000
                             Institutional         40,000,000           400,000
                             A                    100,000,000         1,000,000
                             C                     35,000,000           350,000
                             B                     35,000,000           350,000
                             R                     30,000,000           300,000

Giftrust Fund                Investor             200,000,000         2,000,000

Balanced Fund                Investor             200,000,000         2,000,000
                             Institutional         15,000,000           150,000
                             Advisor               50,000,000           500,000

New Opportunities Fund       Investor             300,000,000         3,000,000

                                                                      AGGREGATE
SERIES NAME                  CLASS NAME         NO. OF SHARES         PAR VALUE
-----------                  ----------         -------------        ----------

Capital Value Fund            Investor            200,000,000         2,000,000
                              Institutional        15,000,000           150,000
                              Advisor              50,000,000           500,000

Veedot Fund                   Investor            200,000,000         2,000,000
                              Institutional       100,000,000         1,000,000

New Opportunities II Fund     Investor            165,000,000         1,650,000
                              Institutional        50,000,000           500,000
                              A                   100,000,000         1,000,000
                              B                    20,000,000           200,000
                              C                    20,000,000           200,000
                              R                    20,000,000           200,000

Capital Growth Fund           Investor            300,000,000         3,000,000
                              Institutional        50,000,000           500,000
                              R                    60,000,000           600,000
                              A                   100,000,000         1,000,000
                              B                   100,000,000         1,000,000
                              C                   100,000,000         1,000,000

Fundamental Equity Fund       Investor            200,000,000         2,000,000
                              Institutional        50,000,000           500,000
                              R                    60,000,000           600,000
                              A                    50,000,000           500,000
                              B                    50,000,000           500,000
                              C                    50,000,000           500,000

Focused Growth Fund           Investor             50,000,000           500,000
                              Institutional        10,000,000           100,000
                              A                    10,000,000           100,000
                              B                    10,000,000           100,000
                              C                    10,000,000           100,000
                              R                    10,000,000           100,000

Small Cap Growth Fund         Investor             55,000,000           550,000
                              Institutional        50,000,000           500,000
                              A                    20,000,000           200,000
                              B                    10,000,000           100,000
                              C                    10,000,000           100,000
                              R                    10,000,000           100,000

                                                                      AGGREGATE
SERIES NAME                  CLASS NAME         NO. OF SHARES         PAR VALUE
-----------                  ----------         -------------        ----------

Mid Cap Growth Fund          Investor              55,000,000           550,000
                             Institutional         50,000,000           500,000
                             A                     20,000,000           200,000
                             B                     10,000,000           100,000
                             C                     10,000,000           100,000
                             R                     10,000,000           100,000

NT Growth Fund               Institutional        100,000,000         1,000,000

NT Vista Fund                Institutional        100,000,000         1,000,000

     EIGHTH: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of Directors of the  Corporation  has  allocated  Eleven
Billion One Hundred  Million  (11,100,000,000)  shares of the Eleven Billion One
Hundred  Million  (11,100,000,000)  shares of  authorized  capital  stock of the
Corporation  among  the  eighteen  (18)  Series of stock of the  Corporation  as follows:

SERIES                             NO. OF SHARES            AGGREGATE PAR VALUE
------                             -------------            -------------------
Growth Fund                        1,310,000,000                    $13,100,000
Select Fund                          515,000,000                      5,150,000
Ultra Fund                         3,950,000,000                     39,500,000
Vista Fund                         1,200,000,000                     12,000,000
Heritage Fund                        640,000,000                      6,400,000
Giftrust Fund                        200,000,000                      2,000,000
Balanced Fund                        265,000,000                      2,650,000
New Opportunities Fund               300,000,000                      3,000,000
Capital Value Fund                   265,000,000                      2,650,000
Veedot Fund                          300,000,000                      3,000,000
Capital Growth Fund                  710,000,000                      7,100,000
New Opportunities II Fund            375,000,000                      3,750,000
Fundamental Equity Fund              460,000,000                      4,600,000
Focused Growth Fund                  100,000,000                      1,000,000
Small Cap Growth Fund                155,000,000                      1,550,000
Mid Cap Growth Fund                  155,000,000                      1,550,000
NT Growth Fund                       100,000,000                      1,000,000
NT Vista Fund                        100,000,000                      1,000,000

     NINTH:  Pursuant to authority expressly vested in the Board of Directors by
Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of
Directors of the  Corporation (a) has duly  established  classes of shares (each hereinafter referred to as a "Class") for the Series of the capital stock of the
Corporation and (b) has allocated the shares designated to the Series in Article
EIGHTH above among the Classes of shares. As a result of the action taken by the
Board of  Directors,  the Classes of shares of the eighteen (18) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:

                                                                      AGGREGATE
SERIES NAME                  CLASS NAME         NO. OF SHARES         PAR VALUE
-----------                  ----------         -------------        ----------

Growth Fund                  Investor             800,000,000        $8,000,000
                             Institutional        150,000,000         1,500,000
                             Advisor              310,000,000         3,100,000
                             R                     50,000,000           500,000

Select Fund                  Investor             300,000,000         3,000,000
                             Institutional         40,000,000           400,000
                             A                     75,000,000           750,000
                             B                     25,000,000           250,000
                             C                     25,000,000           250,000
                             R                     50,000,000           500,000

Ultra Fund                   Investor           3,500,000,000        35,000,000
                             Institutional        200,000,000         2,000,000
                             A                    100,000,000         1,000,000
                             R                     50,000,000           500,000
                             C                     50,000,000           500,000
                             B                     50,000,000           500,000

Vista Fund                   Investor             800,000,000         8,000,000
                             Institutional         80,000,000           800,000
                             Advisor              310,000,000         3,100,000
                             R                     10,000,000           100,000

Heritage Fund                Investor             400,000,000         4,000,000
                             Institutional         40,000,000           400,000
                             A                    100,000,000         1,000,000
                             C                     35,000,000           350,000
                             B                     35,000,000           350,000
                             R                     30,000,000           300,000

Giftrust Fund                Investor             200,000,000         2,000,000

Balanced Fund                Investor             250,000,000         2,500,000
                             Institutional         15,000,000           150,000

New Opportunities Fund       Investor             300,000,000         3,000,000

Capital Value Fund           Investor             200,000,000         2,000,000
                             Institutional         15,000,000           150,000
                             Advisor               50,000,000           500,000

                                                                      AGGREGATE
SERIES NAME                  CLASS NAME         NO. OF SHARES         PAR VALUE
-----------                  ----------         -------------        ----------

Veedot Fund                   Investor            200,000,000         2,000,000
                              Institutional       100,000,000         1,000,000

New Opportunities II Fund     Investor            165,000,000         1,650,000
                              Institutional        50,000,000           500,000
                              A                   100,000,000         1,000,000
                              B                    20,000,000           200,000
                              C                    20,000,000           200,000
                              R                    20,000,000           200,000

Capital Growth Fund           Investor            300,000,000         3,000,000
                              Institutional        50,000,000           500,000
                              R                    60,000,000           600,000
                              A                   100,000,000         1,000,000
                              B                   100,000,000         1,000,000
                              C                   100,000,000         1,000,000

Fundamental Equity Fund       Investor            200,000,000         2,000,000
                              Institutional        50,000,000           500,000
                              R                    60,000,000           600,000
                              A                    50,000,000           500,000
                              B                    50,000,000           500,000
                              C                    50,000,000           500,000

Focused Growth Fund           Investor             50,000,000           500,000
                              Institutional        10,000,000           100,000
                              A                    10,000,000           100,000
                              B                    10,000,000           100,000
                              C                    10,000,000           100,000
                              R                    10,000,000           100,000

Small Cap Growth Fund         Investor             55,000,000           550,000
                              Institutional        50,000,000           500,000
                              A                    20,000,000           200,000
                              B                    10,000,000           100,000
                              C                    10,000,000           100,000
                              R                    10,000,000           100,000

Mid Cap Growth Fund           Investor             55,000,000           550,000
                              Institutional        50,000,000           500,000
                              A                    20,000,000           200,000
                              B                    10,000,000           100,000
                              C                    10,000,000           100,000
                              R                    10,000,000           100,000

                                                                      AGGREGATE
SERIES NAME                  CLASS NAME         NO. OF SHARES         PAR VALUE
-----------                  ----------         -------------        ----------

NT Growth Fund               Institutional        100,000,000         1,000,000

NT Vista Fund                Institutional        100,000,000         1,000,000

     TENTH:  Except as  otherwise  provided by the express  provisions  of these
Articles  Supplementary,  nothing herein shall limit, by inference or otherwise, the  discretionary  right of the Board of  Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued shares that have not been  allocated  to a Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of Incorporation of the Corporation.

     ELEVENTH: A description of the series and classes of shares,  including the
preferences,   conversion  and  other  rights,   voting  powers,   restrictions,
limitations  as to  dividends,  qualifications,  and  terms and  conditions  for redemption is set forth in the Articles of  Incorporation of the Corporation and
is not  changed by these  Articles  Supplementary,  except  with  respect to the creation and/or designation of the various Series.

     TWELFTH: The Board of Directors of the Corporation duly adopted resolutions dividing into Series and Classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles Supplementary.

     IN WITNESS WHEREOF,  AMERICAN  CENTURY MUTUAL FUNDS,  INC. has caused these
Articles  Supplementary  to be signed  and  acknowledged  in its name and on its behalf by its Senior Vice  President and attested to by its Assistant  Secretary on this 27th day of November, 2007.

ATTEST:                              AMERICAN CENTURY MUTUAL FUNDS, INC.

/s/ Otis H. Cowan                    /s/ Charles A. Etherington
-----------------------------------  ------------------------------------
Name:  Otis H. Cowan                 Name:   Charles A. Etherington
Title: Assistant Secretary           Title:  Senior Vice President

     THE  UNDERSIGNED  Senior Vice  President of AMERICAN  CENTURY MUTUAL FUNDS,
INC.,  who  executed  on  behalf  of said  Corporation  the  foregoing  Articles
Supplementary to the Charter,  of which this certificate is made a part,  hereby acknowledges,  in the name of and on behalf of said  Corporation,  the foregoing
Articles  Supplementary  to  the  Charter  to  be  the  corporate  act  of  said
Corporation,  and  further  certifies  that,  to  the  best  of  his  knowledge, information and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material  respects  under the penalties of perjury.

November 27, 2007                    /s/ Charles A. Etherington
                                     --------------------------------------
                                     Charles A. Etherington, Senior Vice President